                                                                   Exhibit 5.1

"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------
A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1.  Aggregate Pool Balance as of the
    beginning of the preceding Collection Period......................................................................778,078,757.75

2.  Aggregate amount of Collections during the preceding
    Collection Period.................................................................................................152,195,502.96

    a) Collections other than finance charges, cash Adjustment Payments and cash Transferor Deposit Amounts...........................................................................148,435,328.00
    b) Finance Charge collections......................................................................................3,760,174.96
    c) Cash Adjustment Payments................................................................................................0.00
    d) Cash Transferor Deposit Amounts.........................................................................................0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the preceding Collection Period........................................................................................13,477.23

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
    Collection Period...................................................................................................2,610,953.99

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
    Collection Period...........................................................................................................0.00

6.  Aggregate amount of additional Receivables during
    the Preceding Collection period...................................................................................187,428,015.38

7.  Aggregate Pool Balance as of the end of the preceding
    Collection Period.................................................................................................814,447,013.91

8.  The aggregate Trust Principal Component as of the beginning of the preceding Collection Period was...................................................................................766,407,576.38

9.  The aggregate amount of Principal Collections during the preceding Collection Period was...................................................................................140,524,321.59

10. The aggregate amount of Defaulted Receivables during the preceding
    Collection Period was..................................................................................................13,275.07

11. The aggregate Trust Principal Component as of the end of the preceding Collection Period was...................................................................................802,230,308.70

12. The aggregate amount of Yield Collections during the preceding
    Collection Period was..............................................................................................11,671,181.37

13. The Discount Factor during the preceding Collection Period was.............................................................1.50%

14. The Monthly Payment Rate during the preceding Collection Period was.......................................................19.56%

15. Defaulted Receivables ([charged-off receivables less recoveries] x
    [1-Discount rate]) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of  the beginning of the preceding Collection Period, were...................................................................................0.02%

16. "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the beginning of the preceding Collection Period, were.........................................................................5.80%

"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------
B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT
                                                                  SERIES           SERIES           SERIES
                                                                  1999-1           2000-1           1998-1           AGGREGATE
                                                                  ------           ------           ------           ---------
1.  Aggregate Invested Amount and Pool Factor as of
    the beginning of the preceding Collection Period

    a) Class A Invested Amount..............................  200,000,000.00   171,000,000.00   157,999,999.79    528,999,999.79
       Class A Percentage (% of Invested Amount)............           85.50%           85.50%           88.50%            86.37%
             Series 1998-1 Commercial Paper Principal
                  Component.................................        ---             ---         157,999,999.79    157,999,999.79
             Series 1998-1 APA Bank Loan Balance............        ---             ---                   0.00              0.00

    b)  Less Principal Funding Account or
        Capitalized Interest Account (1998-1 only)..........            0.00             0.00     1,166,667.00      1,166,667.00

    c)  Equals Class A Adjusted Invested Amount.............  200,000,000.00   171,000,000.00   156,833,332.79    527,833,332.79

    d)  Class B Invested Amount.............................   14,035,000.00    12,000,000.00    20,531,073.42     46,566,073.42
        Class B Percentage (% of Invested Amount)...........            6.00%            6.00%           11.50%             7.60%

    e)  Class C Invested Amount.............................   19,883,041.00    17,000,000.00         ---          36,883,041.00
        Class C Percentage (% of Invested Amount)...........            8.50%            8.50%        ---                   6.02%

    f)  Aggregate Invested Amount...........................  233,918,041.00   200,000,000.00   178,531,073.21    612,449,114.21

    g)  Class A Pool Factor.................................       1.0000000        1.0000000         ---

    h)  Class B Pool Factor.................................       1.0000000        1.0000000         ---

    i)  Class C Pool Factor.................................       1.0000000        1.0000000         ---

 2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

    a)  Class A Invested Amount.............................  200,000,000.00   171,000,000.00   175,499,999.79    546,499,999.79
        Class A Percentage (% of Invested Amount)...........           85.50%           85.50%           88.50%            86.44%

        Series 1998-1 Commercial Paper Principal Component..        ---             ---         175,499,999.79    175,499,999.79
        Series 1998-1 APA Bank Loan Balance.................        ---             ---                   0.00              0.00
        Series 1998-1 balance of Undistributed
             Principal Collections..........................        ---             ---                   0.00              0.00
                                                                                                175,499,999.79    175,499,999.79

    b)  Less Principal Funding Account or Capitalized
             Interest Account (1998-1 only).................            0.00             0.00     1,166,667.00      1,166,667.00

    c)  Equals Class A Adjusted Invested Amount.............  200,000,000.00   171,000,000.00   174,333,332.79    545,333,332.79

    d)  Class B Invested Amount.............................   14,035,000.00    12,000,000.00    22,805,084.72     48,840,084.72

    e)  Class C Invested Amount.............................   19,883,041.00    17,000,000.00         --           36,883,041.00

    e)  Invested Amount.....................................  233,918,041.00   200,000,000.00   198,305,084.51    632,223,125.51

    f)  Class A Pool Factor.................................       1.0000000        1.0000000         ---

    g)  Class B Pool Factor.................................       1.0000000        1.0000000         ---

    h)  Class C Pool Factor.................................       1.0000000        1.0000000         ---



                                                                       % TRUST PRINCIPAL
                                                          $ AMOUNT         COMPONENT
                                                          --------     -----------------
3. Transferor Interest as of the beginning of the
   preceding Collection Period ..................      153,958,462.17            20.09%

   a) Special Funding Account as of the beginning
      of the preceding Collection Period ........                0.00             0.00%

4.  Available Subordinated Amount as of the
    beginning of the preceding Collection
    Period ......................................                0.00             0.00%

5.  Average Class A Invested Amount..............      200,000,000.00   171,000,000.00    162,390,804.33   533,390,804.33
    Average Class B Invested Amount..............       14,035,000.00    12,000,000.00     21,101,629.90    47,136,629.90
    Average Class C Invested Amount..............       19,883,041.00    17,000,000.00           --         36,883,041.00
                                                       --------------   --------------    --------------   --------------
                                                       233,918,041.00   200,000,000.00    183,492,434.23   617,410,475.23


"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------
B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
   TRANSFEROR AMOUNT, CONT...
                                                                             % Trust
                                                                            Principal
                                                               AMOUNT       COMPONENT

6. Transferor Interest as of the end of the preceding
   Collection Period.................................      170,007,183.19     21.19%

   a) Special Funding Account as of the end of the
      preceding Collection Period....................                0.00      0.00%

7. Available Subordinated Amount as of the end of the
   preceding Collection Period.......................                0.00      0.00%

8. Minimum Transferor Percentage (net of Available
   Subordinated Amount) as of the end of the
   preceding Collection..............................       80,223,030.87     10.00%

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1999-1 Investor Percentage....................               30.52%
Series 2000-1 Investor Percentage....................               26.10%
Series 1998-1 Investor Percentage....................               23.94%
Transferor Percentage................................               19.44%
                                                           --------------
                                                                   100.00%
2. Fixed Allocation Percentage

Series 1999-1 Investor Percentage....................                  NA
Series 2000-1 Investor Percentage....................                  NA
Series 1998-1 Investor Percentage....................                  NA
Transferor Percentage................................                  NA

3. Allocation of Yield Collections

Yield Collections allocable to Series 1999-1.........        3,562,203.67
Yield Collections allocable to Series 2000-1.........        3,045,685.28
Yield Collections allocable to Series 1998-1.........        2,794,301.03
                                                           --------------
Aggregate Investor Yield Collections.................        9,402,189.98
Yield Collections allocable to the Transferor........        2,268,991.39
                                                           --------------
Total allocable Yield Collections....................       11,671,181.37

4. Allocation of Special Funding Account Income
  (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to
  Series 1999-1......................................                0.00
Special Funding Account Income allocable to
  Series 2000-1......................................                0.00
Special Funding Account Income allocable to
  Series 1998-1......................................                0.00
Aggregate Investor Special Funding Account Income....                0.00
Special Funding Account Income allocable to the
  Transferor.........................................                0.00
                                                           --------------
Total allocable Special Funding Account Income.......                0.00

"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, CONT...

                                                                     $ Amount
5. Allocation of Defaults

Defaults allocable to Series 1999-1 (Investor Default
   Amount)...................................................            4,051.73
Defaults allocable to Series 2000-1 (Investor Default
   Amount)...................................................            3,464.23
Defaults allocable to Series 1998-1 (Investor Default
  Amount)....................................................            3,178.30
                                                                   --------------
Aggregate Investor Default Amount............................           10,694.27
Defaults allocable to the Transferor.........................            2,580.80
                                                                   --------------
 Total allocable Defaults....................................           13,275.07

6. Allocation of Principal Collections

Principal Collections allocable to Series 1999-1.............       42,889,938.76
Principal Collections allocable to Series 2000-1.............       36,670,911.39
Principal Collections allocable to Series 1998-1.............       32,734,485.83
                                                                   --------------
Aggregate Investor Principal Collections.....................      112,295,335.98
Principal Collections allocable to the Transferor............       28,228,985.62
                                                                   --------------
Total allocable Principal Collections........................      140,524,321.59

7. Allocation of Collection Account Income (allocated and distributed to Series 1991-1, Series 2000-1 and Series
   1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1999-1.........                0.00
Collection Account Income allocable to Series 2000-1.........                0.00
Collection Account Income allocable to Series 1998-1.........                0.00
                                                                   --------------
Aggregate Investor Collection Account Income.................                0.00
Collection Account Income allocable to the Transferor........                0.00
                                                                   --------------
Total allocable Collection Account Income....................                0.00




D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                                       SERIES 1999-1   SERIES 2000-1   SERIES 1998-1     AGGREGATE
                                                       -------------   -------------   -------------     ---------
1. Yield Collections (including "finance charges")
   allocable to Series 1999-1, Series 2000-1
   and Series 1998-1 during the preceding
    Collection Period were .......................      3,562,203.67    3,045,685.28    2,794,301.03    9,402,189.98

2. Principal Funding Account investment income
   during the preceding Collection Period was.....              0.00            0.00         --                 0.00

3. Special Funding Account investment income
   allocable to Series 1999-1, Series 2000-1 and
   Series 1998-1 during the preceding Collection
   Period were....................................              0.00            0.00            0.00            0.00

4. Collection Account investment income allocable
   to Series 1999-1, Series 2000-1 and Series
   1998-1 during the preceding Collection Period
   were...........................................              0.00            0.00            0.00            0.00

5. Capitalized Interest Account Investment and
   Interest income (allocable to Series 1998-1
   only) during the preceding Collection
   Period was.....................................           --              --                 0.00            0.00

6. Total Yield Funds allocable to Series 1999-1,
   Series 2000-1 and Series 1998-1 during the
   preceding Collection Period were...............      3,562,203.67    3,045,685.28    2,794,301.03    9,402,189.98

   a. Total Yield Funds allocable to Series
      1999-1, Series 2000-1 and Series 1998-1
      as an annual percentage of the Invested
      Amount as of the beginning of the preceding
      Collection Period were......................             18.27%          18.27%          18.27%          18.27%


"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS AND INVESTMENT INCOME ALLOCABLE
TO SERIES 1999-1, SERIES 2000-1 AND SERIES 1998-1

                                                       SERIES 1999-1    SERIES 2000-1      SERIES 1998-1        AGGREGATE
                                                       -------------    -------------      -------------        ---------
1. Total Yield Funds allocable to Series 1999-1,
   Series 2000-1 and Series 1998-1 .............       3,562,203.67      3,045,685.28       2,794,301.03       9,402,189.98

2. Plus Draw on Capitalized Interest Account
   (for Series 1998-1 only).....................            --                --                    0.00               0.00

3. Total Yield Funds allocable to Series 1999-1,
   Series 2000-1 and Series 1998-1, including
   draw on Capitalized Interest Account for
   Series 19981.................................       3,562,203.67      3,045,685.28       2,794,301.03       9,402,189.98

4. Less Class A Monthly Interest paid...........       1,022,083.33        875,306.25         868,797.99       2,766,187.57

Actual 360 Accrual Day Count....................                 30                30
   Class A Certificate Rate.....................            6.13250%             6.14250%        6.21295%
   Class B Certificate Rate.....................            6.36250%             6.58250%        6.38250%
   Class C Certificate Rate.....................            6.36250%             6.58250%            --
   - LIBOR Index Rate (applicable to Series
     1999-1 and Series 2000-1 only).............            5.88250%             5.88250%            --
   - CP Rate (applicable to Series 1998-1
     only)......................................             --                 --               6.21295%
   - Euro Dollar Rate (applicable to Series
     1998-1 only)...............................             --                 --               6.38250%
   - Base Rate (applicable to Series 1998-1
     only)......................................             --                 --               9.50000%

5. Less Class A Past Due Monthly Interest paid..               0.00              0.00               0.00               0.00

6. Less Class B Monthly Interest paid...........          74,414.74         65,825.00         115,975.44         256,215.18

7. Less Class B Past Due Monthly Interest paid..               0.00              0.00               0.00               0.00

8. Less Class C Monthly Interest paid...........         105,421.54         93,252.08            --              198,673.62

9. Less Class C Past Due Monthly Interest paid..               0.00              0.00            --                    0.00

10. Less [program] Fees paid (applicable to
    Series 1998-1 only).........................              --                --             26,446.88          26,446.88

11. Less Past Due Program Fees paid (Series
    1998-1 only)................................              --                --                  0.00               0.00

12. Less Monthly Servicing Fee paid.............         389,863.40        333,333.33         305,820.72       1,029,017.46

13. Less Past Due Monthly Servicing Fee paid....               0.00              0.00               0.00               0.00

14. Less Reimbursement of previously
    unreimbursed Class A Charge-Offs............               0.00              0.00               0.00               0.00
    (distributed as Excess Principal during
    the Revolving Period)

15. Plus Reallocated Transferor Principal.......               0.00              0.00               0.00               0.00

16. Less Investor Default Amount................           4,051.73          3,464.23           3,178.30          10,694.27
    (Excess Principal during the Revolving
    Period)

17. Less Interest on previously unreimbursed
    Class B Charge-Offs.........................               0.00              0.00               0.00               0.00

18. Less Reimbursement of previously
    unreimbursed Class B Charge-Offs............               0.00              0.00               0.00               0.00
    (Excess Principal during the Revolving Period)

19. Less Interest on previously unreimbursed
    Class C Charge-Offs.........................               0.00              0.00            --                    0.00

20. Less Reimbursement of previously
    unreimbursed Class C Charge-Offs............               0.00              0.00            --                    0.00
    (Excess Principal during the Revolving
    Period)

21. Equals Remaining Yield Funds allocable
    to Series 1999-1, Series 2000-1 (including
    draw on Capitalized Interest Account for
    Series 1998-1)..............................       1,966,368.92      1,674,504.38       1,474,081.70       5,114,955.00


"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1999-1, SERIES 2000-1 AND SERIES 1998-1



                                                                     SERIES 1999-1   SERIES 2000-1  SERIES 1998-1  AGGREGATE
                                                                     -------------   -------------  -------------  ---------
1. Class A Monthly Interest shortfall during the
   preceding Collection Period................................            0.00           0.00           0.00          0.00

2. Class B Monthly Interest shortfall during the preceding
   Collection Period..........................................            0.00           0.00           0.00          0.00

3. Class C Monthly Interest shortfall preceding Collection
   Period.....................................................            0.00           0.00            --           0.00

4. Monthly Servicing Fee shortfall during the preceding
   Collection Period..........................................            0.00           0.00           0.00          0.00

5. Monthly Program Fees shortfall during the preceding
   Collection Period..........................................            --             --             0.00          0.00

6. Class A Investor Charge-Offs during the preceding
   Collection Period..........................................            0.00           0.00           0.00          0.00

7. Class B Investor Charge-Offs during the preceding
   Collection Period..........................................            0.00           0.00           0.00          0.00

8. Class C Investor Charge-Offs preceding Collection
   Period.....................................................            0.00           0.00            --           0.00

9. Cumulative Unreimbursed Class A Investor Charge-Offs.......            0.00           0.00           0.00          0.00

10. Cumulative Unreimbursed Class B Investor Charge-Offs......            0.00           0.00           0.00          0.00

11. Cumulative Unreimbursed Class C Investor Charge-Offs......            0.00           0.00            --           0.00

12. Cumulative Reallocated Transferor Principal...............            0.00           0.00           0.00          0.00

"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                            SERIES 1999-1   SERIES 2000-1    SERIES 1998-1      AGGREGATE
                                                            -------------   -------------    -------------      ---------
1. Available Principal Funds (funds on deposit in the
   Collection Account for principal distribution)

   a) Remaining Yield Funds allocable to Series1999-1,
      2000-1 and 1998-1 ..............................               0.00            0.00             0.00             0.00
      (distributed to Transferor during Revolving
      Period)

   b) Principal Collections allocable to Series 1999-1,
      2000-1 and 1998-1...............................      42,889,938.76   36,670,911.39    32,734,485.83   112,295,335.98

   c) Investor Defaults...............................           4,051.73        3,464.23         3,178.30        10,694.27

   d) Reallocated Transferor Principal................               0.00            0.00             0.00             0.00

   e) Principal Collections allocable to the
      Transferor......................................               0.00            0.00    28,228,985.62    28,228,985.62

   f) Balance of Special Funding Account
      (Undistributed Principal Collections)...........               0.00            0.00             0.00             0.00
      (retained in Collection Account during the
      Revolving Period)

   g) Beginning balance of Undistributed Principal
      Collections.....................................            --              --                  0.00             0.00

      1) CP Take-out from Series 1999-1 New Issue
         Proceeds.....................................            --              --                  0.00             0.00

   h) Total Available Principal Funds (before
      allocation of Excess Principal).................      42,893,990.50   36,674,375.62    60,966,649.75   140,535,015.86

   i) Excess Principal from Series 1999-1, Series
      2000-1 and Series 1998-1........................               0.00            0.00    79,568,366.12    79,568,366.12

      1)  From Series 1999-1..........................            --                 0.00    42,893,990.50    42,893,990.50
      2)  From Series 2000-1..........................               0.00         --         36,674,375.62    36,674,375.62
      3)  From Series 1998-1..........................               0.00            0.00          --                  0.00

   j) Total Available Principal Funds (after Excess
      Principal)......................................               0.00            0.00   140,535,015.86   140,535,015.86

2. Principal Paid to Class A..........................               0.00            0.00             0.00             0.00

3. Undistributed Principal Collections................            --              --                  0.00             0.00

4. Class B Monthly Principal..........................               0.00            0.00             0.00             0.00

5. Class C Monthly Principal..........................               0.00            0.00          --                  0.00

6. Excess Principal Collections.......................      42,893,990.50   36,674,375.62    60,966,649.75   140,535,015.86

7. Series 1998-1 Additional Invested Amount...........            --              --         19,774,011.30    19,774,011.30

   a) Class A Additional Invested Amount..............            --              --         17,500,000.00    17,500,000.00

   b) Class B Additional Invested Amount..............            --              --          2,274,011.30     2,274,011.30

"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

                                                                     SERIES 1999-1   SERIES 2000-1     SERIES 1998-1     AGGREGATE
                                                                     -------------   -------------     -------------     ---------
1.  Principal Funding Account amount as of the beginning of the
    preceding Collection Period...................................          0.00           0.00              ---             0.00

2.  Plus Class A principal deposits made during the preceding
    Collection Period.............................................          0.00           0.00              ---             0.00

3.   Less principal withdrawals made during the preceding
     Collection Period............................................          0.00           0.00              ---             0.00

4.   Principal Funding Account amount as of the end of the
     preceding Collection Period..................................          0.00           0.00              ---             0.00

5.   Principal Funding Account investment income
     during the preceding Collection Period.......................          0.00           0.00              ---             0.00

6.   Principal Funding Account investment rate during the
     preceding Collection Period..................................          0.00%          0.00%             ---             0.00%


I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

                                                                     SERIES 1999-1    SERIES 2000-1      SERIES 1998-1    AGGREGATE
                                                                     -------------    -------------      -------------    ---------

Transferor Subordination Event ?..................................            NO             NO                  NO

Required Transferor Subordination Amount..........................             0              0                   0             0

Required Transferor Subordination Amount (% Class A Adjusted
Invested Amount)..................................................        0.0000%        0.0000%             0.0000%

Available Subordinated Amount as of the end of the
preceding Collection Period.......................................             0              0                   0             0



                                                                          Trigger         Actual           Subord. Event ?
Transferor Subordination Event Triggers                                    Level          Level                (1=yes)

1. Minimum November through April Monthly Payment Rate
   (3-mo moving avg)..............................................         10.00%         19.82%                  0

2. Minimum May through October Monthly Payment Rate
   (3-mo moving avg)..............................................         13.00%         19.82%                  0

3. Maximum All-Terrain Vehicles (as % of Pool Balance)............         36.00%         25.81%                  0

4. Maximum other than motorcycles, scooters, water
   vehicles, all-terrain vehicles, outboard and
   snowmobiles (as % of Pool Balance).............................         10.00%          1.17%                  0

5  Maximum Dealer "holdbacks" on non-sold products
   plus Sales Program Discounts...................................          5.00%          0.06%                  0

6. Maximum Fiscal Year New Accounts as a % of Beginning
   Fiscal Year Total Accounts.....................................          8.00%          5.45%                  0

7. Maximum Fiscal Quarter New Accounts as a % of
   Beginning Fiscal Quarter Total Accounts........................          5.00%          0.71%                  0

8. Maximum Defaulted Receivables minus Recoveries
   plus Repossessions (as an Annual % of Pool
   Balance) (3-month moving average)..............................          7.50%          0.30%                  0

9. Maximum Single Dealer Concentration (as % Pool
   Balance)......................................................           1.00%          0.37%                  0

10. Maximum Fiscal Year New and Dealer Replacement
    Accounts as a % of Beginning Fiscal Year Total
    Accounts.....................................................          15.00%          7.40%                  0

11. Maximum Fiscal Quarter New and Dealer Replacement
    Accounts as a % of Beginning Fiscal Quarter Total
    Accounts.....................................................           5.00%          0.88%                  0

"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

Series 1999-1 Early Amortization Event ?...........................   NO
Series 2000-1 Early Amortization Event ?...........................   NO
Series 1998-1 Early Amortization Event ?...........................   NO

                                                                                                              Series        Series
Early Amortization                                                        TRIGGER            1999-1           2000-1        1998-1
                                                                          -------            ------           ------        ------
Event Triggers

1. a. Min Class C Invested Amt as a % of Series Invested
      Amt (Series 1999-1) ....................................               8.25%            8.50%              NA            NA
   b. Min Class C Invested Amt as a % of Series Invested
      Amt (Series 2000-1) ....................................               8.25%              NA             8.50%           NA
   c. Min Class B Invested Amt as a % of Class A & B Inv
      Amt (Series 1998-1) ....................................              11.00%              NA               NA         11.50%

2. Max consecutive months that Special Funding Account may
   exceed $0..................................................                 12

3. Minimum Transferor Interest ( ** note ** below)............              10.00%           19.58%           19.58%        19.58%

4. Minimum Transferor Interest (** note ** below] if
   "finance charge" yield (expressed as an annual percentage
   of the Pool Balance) is less than 6%.......................              12.00%           19.58%           19.58%        19.58%

5. Minimum November through April Monthly Payment Rate (3-mo
   moving avg)................................................              10.00%           19.82%           19.82%        19.82%

6. Minimum May through October Monthly Payment Rate (3-mo
   moving avg)................................................              13.00%           19.82%           19.82%        19.82%

7. Maximum Defaulted Receivables minus Recoveries plus
   Repossessions (as an annual % of Pool Balance)
   (3-mo moving avg)..........................................              11.00%            0.30%            0.30%         0.30%

8. Class C Invested Amount is less than Initial Class C
   Invested Amount for three consecutive periods..............                          19,883,041       17,000,000           --







--------------------------------------------------------------------------------
** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

Is the short term rating of DFS P-1 ? ..................................................                  NO
Balance of 10-day Overdrafts as of the end of the preceding Collection Period ..........       13,118,239.08

Transferor Interest as of the end of the preceding Collection Period ...................      170,007,183.19

Principal Component of 10-Day Draft balance as of the end of the preceeding Coll. Period       12,921,465.49
  Adjusted Transferor Interest .........................................................      157,085,717.70
  Adjusted Transferor Interest (% TPC) .................................................               19.58%
  Minimum Transferor Interest ..........................................................       80,223,030.87

"Regular" Distribution Date:
        15-Feb-01                                Yamaha Motor Master Trust                                 Collection Period Ending:
"Actual" Distribution Date:   Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1                   31-Jan-01
        15-Feb-01

------------------------------------------------------------------------------------------------------------------------------------

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1. Servicer Cash Collateral Account balance as of the
   beginning of the preceding Collection Period......      6,129,610.62

2.  Servicer Cash Collateral Account balance as of
    the end of the preceding Collection Period.......      6,129,610.62

3.  Withdrawals from the Servicer Cash Collateral
    Account during the preceding Collection Period...              0.00

4.  Investment Income and Deposits to the Servicer
    Cash Collateral Account during the preceding
    Collection Period................................              0.00


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1999-1 Class A and B Certificates, 2000-1 Class A and B Certificates and 1998-1 Class A Certificates

  Series             Amount              Explanation
  1999-1         $1,022,083.33           Class A Monthly Interest
  1999-1         $0.00                   Class A Principal *
  1999-1         $74,414.74              Class B Monthly Interest
  1999-1         $0.00                   Class B Principal *
  2000-1         $875,306.25             Class A Monthly Interest
  2000-1         $0.00                   Class A Principal **
  2000-1         $65,825.00              Class B Monthly Interest
  2000-1         $0.00                   Class B Principal **
  1998-1         $868,797.99             Class A Monthly Interest
  1998-1         ($17,500,000.00)        Class A Principal (Increase)/Reduction ***

*   Amount of Series 1999-1 Class A Principal deposited to Principal Funding AC =        $0.00
**  Amount of Series 2000-1 Class A Principal deposited to Principal Funding AC =        $0.00
*** Amount of Series 19981-1Undistributed Principal deposited to Collection AC =         $0.00
















                                   NAME:           Kevin Fujimoto
                                        ----------------------------------------

                                   TITLE: Vice President & Secretary/Treasurer
                                         ---------------------------------------